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                                                                    EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use in Amendment No. 1 to the Registration Statement of Kabelmedia Holding GmbH on Form S-1 of our report dated June 28, 1994, appearing in the Prospectus, which is part of this Registration Statement. We also consent to the reference to us under the heading "Experts" in such Prospectus.


Wollert-Elmendorff
Deutsche Industrie - Treuhand GmbH

Berlin, Germany

July 18, 1996